Exhibit (q)(2)

POWER OF ATTORNEY

We, the undersigned Trustees of:

Asian Small Companies Portfolio	Senior Debt Portfolio
Boston Income Portfolio	Small-Cap Portfolio
Capital Growth Portfolio	Small-Cap Growth Portfolio
Cash Management Portfolio	South Asia Portfolio
Emerging Markets Portfolio	Special Equities Portfolio
Floating Rate Portfolio	Strategic Income Portfolio
Government Obligations Portfolio	Tax-Managed Growth Portfolio
Global Growth Portfolio	Tax-Managed International Equity Portfolio
Greater China Growth Portfolio	Tax-Managed Mid-Cap Core Portfolio
Growth Portfolio	Tax-Managed Multi-Cap Opportunity Portfolio
High Income Portfolio	Tax-Managed Small-Cap Growth Portfolio
Investment Grade Income Portfolio	Tax-Managed Small-Cap Value Portfolio
Investment Portfolio	Tax-Managed Value Portfolio
Large-Cap Core Portfolio	Utilities Portfolio
Large-Cap Growth Portfolio	Worldwide Health Sciences Portfolio
Large-Cap Value Portfolio

each a New York trust, (do hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts listed below, in respect of shares of beneficial interest and other documents and papers relating thereto:

Asian Small Companies Portfolio	Eaton Vance Growth Trust
Boston Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust II
Capital Growth Portfolio	Eaton Vance Special Investment Trust
Cash Management Portfolio	Eaton Vance Mutual Funds Trust
Emerging Markets Portfolio	Eaton Vance Special Investment Trust
Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Government Obligations Portfolio	Eaton Vance Mutual Funds Trust
Global Growth Portfolio	Eaton Vance Growth Trust
Greater China Growth Portfolio	Eaton Vance Growth Trust
Growth Portfolio	Eaton Vance Growth Trust
High Income Portfolio	Eaton Vance Mutual Funds Trust
Investment Grade Income Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Investment Portfolio	Eaton Vance Mutual Funds Trust
Large-Cap Core Portfolio	Eaton Vance Special Investment Trust
Large-Cap Growth Portfolio	Eaton Vance Growth Trust
Large-Cap Value Portfolio,	Eaton Vance Special Investment Trust
Senior Debt Portfolio	Eaton Vance Advisers Senior Floating-Rate Fund
Eaton Vance Institutional Senior Floating-Rate Fund
Eaton Vance Prime Rate Reserves
EV Classic Senior Floating-Rate Fund
Small-Cap Portfolio	Eaton Vance Growth Trust

Small-Cap Growth Portfolio	Eaton Vance Special Investment Trust
South Asia Portfolio	Eaton Vance Special Investment Trust
Special Equities Portfolio	Eaton Vance Special Investment Trust
Strategic Income Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Mid-Cap Core Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Opportunity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Value Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust
Utilities Portfolio	Eaton Vance Special Investment Trust
Worldwide Health Sciences Portfolio	Eaton Vance Growth Trust

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

	Signature	Title	Date

/s/	Benjamin C. Esty	Trustee	November 1, 2005

Benjamin C. Esty

/s/	James B. Hawkes	Trustee	November 1, 2005

James B. Hawkes

/s/	Samuel L. Hayes	Trustee	November 1, 2005

Samuel L. Hayes, III

/s/	William H. Park	Trustee	November 1, 2005

William H. Park

/s/	Ronald A. Pearlman	Trustee	November 1, 2005

Ronald A. Pearlman

/s/	Norton H. Reamer	Trustee	November 1, 2005

Norton H. Reamer

/s/	Lynn A. Stout	Trustee	November 1, 2005

Lynn A. Stout

/s/	Ralph F. Verni	Trustee	November 1, 2005

Ralph F. Verni